Exhibit 99.1

Ixia Announces Financial Results for 2016 First Quarter
CALABASAS, Calif.--May 3, 2016 - Ixia (Nasdaq: XXIA) today reported its financial results for the first quarter ended March 31, 2016.
Total revenue for the 2016 first quarter was $112.7 million, compared with $121.0 million reported for the 2015 first quarter and $138.5 million reported for the 2015 fourth quarter.
"While our results in the quarter were impacted by some near-term headwinds, we remain confident in our product portfolio and go-to-market strategy," said Bethany Mayer, Ixia’s president and chief executive officer. "We believe we are well positioned to capitalize on the growing technology trends across enterprise, service provider, and cloud networks by leveraging our security expertise and IP across our test and visibility products. We are continuing to focus on investing in leading edge technologies that address ongoing complex networking and security challenges and foster growth for our business over the long term.”
On a GAAP basis, the company recorded a net loss for the 2016 first quarter of $2.7 million, or $0.03 per diluted share, compared with a net loss of $9.6 million, or $0.12 per diluted share, for the 2015 first quarter, and net income of $5.8 million, or $0.07 per diluted share, for the 2015 fourth quarter.
Non-GAAP net income for the 2016 first quarter was $7.4 million, or $0.09 per diluted share, compared with non-GAAP net income of $9.7 million, or $0.12 per diluted share, for the 2015 first quarter, and non-GAAP net income of $18.7 million, or $0.22 per diluted share for the 2015 fourth quarter.
Additional non-GAAP information and GAAP to Non-GAAP reconciliation information may be found in the attached financial tables.
Ixia ended the 2016 first quarter with $80.9 million in cash, cash equivalents, and investments, compared with $67.0 million at December 31, 2015.

Conference Call and Webcast Information

Ixia will host a conference call today at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) for analysts and investors to discuss the company’s 2016 first quarter and its business outlook and guidance for the 2016 second quarter. The call will be open to the public, and interested parties may listen to the call by dialing (844) 858-9864. A live audio webcast of the conference call will be accessible from the “Investors” section of the company’s website (www.ixiacom.com/investors). Following the live webcast, an archived version will be available in the “Investors” section of the Ixia website for at least 90 days. Certain supplemental financial information will be posted promptly to the website following the issuance of this press release, and additional supplemental financial information will be posted just prior to the start of the conference call.

Non-GAAP Financial Measures

To supplement our consolidated financial results prepared in accordance with Generally Accepted Accounting Principles ("GAAP"), we have included certain non-GAAP financial measures in this press release and in the attachments hereto. Specifically, we have provided non-GAAP financial measures (i.e., non-GAAP net income and non-GAAP diluted earnings per share) that exclude certain non-cash and/or non-recurring income and expense items such as expenses relating to internal investigations and any related remediation efforts, the pending securities class action and shareholder derivative action against the company and certain of its current and former officers and directors as well as an ongoing SEC investigation, the amortization of acquisition-related intangible assets, stock-based compensation expenses, acquisition and other related costs, restructuring expenses, and the related income tax effects of these items, as well as certain other non-cash income tax impacts such as changes in the valuation allowance recorded against certain deferred tax assets. The aforementioned items represent income and expense items that may be difficult to estimate from period to period and/or that we believe are not directly attributable to and/or reflective of the underlying performance of our business operations. We believe that, by excluding these items, our non-GAAP measures provide supplemental information to both management and investors that is useful in assessing our core operating performance, evaluating our ongoing business operations, identifying and assessing financial and business trends, and comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are provided to enhance the user's overall understanding of our financial performance. These non-GAAP financial measures are also used by management to plan and forecast future periods and to assist management in making operating and strategic decisions. The presentation of this additional information is not prepared in accordance with GAAP. The information may not necessarily be comparable to that of other companies that may calculate their non-GAAP financial measures differently and should be considered as a supplement to, and not a substitute for or superior to, the corresponding measures calculated in accordance with GAAP. Investors are encouraged to review the reconciliations of GAAP to non-GAAP financial measures, which are included below in the attached financial tables and also posted on our website.

Safe Harbor under the Private Securities Litigation Reform Act of 1995

Certain statements made in this press release may be deemed to be forward-looking statements including, without limitation, statements regarding the company’s go-to-market strategy, positioning to capitalize on growing technology trends, and focus on investing in leading edge technologies. In some cases, such forward-looking statements can be identified by words such as "may," "will," "should," "could," "would," "expect," "plan," "anticipate," "believe," "estimate," "project," "predict," "potential," or the like. These statements reflect our current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. These risks and uncertainties, as well as other factors, may cause our future results, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause the actual results to differ materially from those expressed or implied in such forward-looking statements include, among others: our success in developing, producing, and introducing new products and in keeping pace with the rapid technological changes that characterize our market; our success in developing new sales channels and customers; market acceptance of our products; competition; changes in the global economy and in market conditions; consistency of orders from significant customers; our success in leveraging our intellectual property portfolio, expertise and market opportunities; our expectations regarding the transition into Software Defined Networks (SDN) and Network Functions Virtualization (NFV); material weaknesses in our internal controls; and war, terrorism, political unrest, natural disasters, cybersecurity attacks, and other circumstances that could, among other consequences, reduce the demand for our products, disrupt our supply chain, impact the delivery of our products, and/or change our business strategy, market positioning, and business plans and focus and/or affect our ability to execute on such strategy and plans. The factors that may cause future results to differ materially from our current expectations also include, without limitation, the risks identified in our Annual Report on Form 10-K for the year ended December 31, 2015 and in our other filings with the Securities and Exchange Commission. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

About Ixia
Ixia (Nasdaq: XXIA) provides testing, visibility, and security solutions, strengthening applications across physical and virtual networks for enterprises, service providers, and network equipment manufacturers. Ixia offers companies trusted environments in which to develop, deploy, and operate. Customers worldwide rely on Ixia to verify their designs, optimize their performance, and ensure protection of their networks to make their applications stronger.

Learn more at www.ixiacom.com.

Ixia and the Ixia logo are trademarks or registered trademarks of Ixia in the United States and other jurisdictions.

Investor Relations Contact:
The Blueshirt Group
Maria Riley, Investor Relations
Tel: 415-217-7722

IXIA
Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31,	December 31,
	2016	2015
Assets
Current assets:
Cash and cash equivalents	$61,378	$52,472
Marketable securities	19,521	14,504
Accounts receivable, net of allowances of $1,131 and $1,107, as of March 31, 2016 and December 31, 2015, respectively	95,727	121,932
Inventories	31,164	33,289
Prepaid expenses and other current assets	41,911	44,384
Total current assets	249,701	266,581
Property and equipment, net	37,706	36,536
Intangible assets, net	93,976	103,660
Goodwill	338,873	338,873
Other assets	35,883	34,227
Total assets	$756,139	$779,877

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$9,711	$15,346
Accrued expenses and other	45,698	70,029
Deferred revenues	112,283	108,436
Term loan, net	3,548	3,045
Total current liabilities	171,240	196,856
Deferred revenues	22,592	22,117
Other liabilities	6,814	7,406
Term loan, net	32,697	34,487
Total liabilities	233,343	260,866

Shareholders’ equity:
Common stock, without par value; 200,000 shares authorized at March 31, 2016 and December 31, 2015; 81,233 and 80,805 shares issued and outstanding as of March 31, 2016 and December 31, 2015, respectively	202,681	201,087
Additional paid-in capital	230,073	225,432
Retained earnings	90,838	93,525
Accumulated other comprehensive loss	(796)	(1,033)
Total shareholders’ equity	522,796	519,011
Total liabilities and shareholders’ equity	$756,139	$779,877

IXIA
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2016	2015
Revenues:
Products	$71,973	$85,904
Services	40,700	35,058
Total revenues	112,673	120,962
Costs and operating expenses: (1)
Cost of revenues – products (2)	21,041	24,051
Cost of revenues – services	4,185	4,516
Research and development	27,462	27,626
Sales and marketing	39,031	37,521
General and administrative	15,888	18,371
Amortization of intangible assets	9,979	10,923
Acquisition and other related costs	26	582
Restructuring	(184)	(210)
Total costs and operating expenses	117,428	123,380
Loss from operations	(4,755)	(2,418)
Interest income and other, net	300	(481)
Interest expense	(514)	(2,147)
Loss before income taxes	(4,969)	(5,046)
Income tax (benefit) expense	(2,282)	4,565
Net loss	$(2,687)	$(9,611)
Loss per share:
Basic	$(0.03)	$(0.12)
Diluted	$(0.03)	$(0.12)
Weighted average number of common and common equivalent shares outstanding:
Basic	81,015	78,706
Diluted	81,015	78,706

(1) Stock-based compensation included in:
Cost of revenues – products	$87	$95
Cost of revenues – services	33	36
Research and development	1,693	2,093
Sales and marketing	1,648	1,049
General and administrative	1,480	1,874

(2)
Cost of revenues – products excludes amortization of intangible assets related to purchased technologies of $6.4 million for each of the three months ended March 31, 2016 and 2015, which are included in Amortization of intangible assets.

IXIA
Non-GAAP Information and Reconciliation to Most Directly Comparable GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2016	2015
GAAP net loss	$(2,687)	$(9,611)
Adjustments:
Stock-based compensation (a)	4,941	5,147
Amortization of intangible assets (b)	9,979	10,923
Acquisition and other related costs (c)	26	582
Restructuring (d)	(184)	(210)
Investigations, shareholder litigation and related matters (e)	991	2,688
Income tax effect (f)	(5,673)	191
Non-GAAP net income	$7,393	$9,710

GAAP diluted loss per share	$(0.03)	$(0.12)
Adjustments:
Stock-based compensation (a)	0.06	0.06
Amortization of intangible assets (b)	0.12	0.14
Acquisition and other related costs (c)	0.00	0.01
Restructuring (d)	0.00	0.00
Investigations, shareholder litigation and related matters (e)	0.01	0.03
Income tax effect (f)	(0.07)	0.00
Convertible senior notes (g)	—	0.00
Non-GAAP diluted earnings per share	$0.09	$0.12

Shares used in computing GAAP diluted earnings per common share	81,015	78,706
Effect of reconciling item (g)(h)	1,112	11,568
Shares used in computing non-GAAP diluted earnings per common share	82,127	90,274

(a)
This reconciling item represents stock-based compensation. As stock-based compensation represents a non-cash charge that is not directly attributable to the underlying performance of our business operations, we believe that by excluding stock-based compensation, we provide investors supplemental information that is useful in comparing our operating results from period to period and in evaluating our core operations and performance. While we expect to continue to recognize stock-based compensation in the future, management also excludes this expense when evaluating current performance, forecasting future results, measuring core operating results, and making operating and strategic decisions.

(b)
This reconciling item represents the amortization of intangible assets related to the acquisitions of various businesses and technologies. As amortization expense represents a non-cash charge that is not directly attributable to the underlying performance of our business operations, we believe that by excluding the amortization of acquisition-related intangible assets, we provide investors with supplemental information that is useful in evaluating our ongoing operations and performance. While the amortization of acquisition-related intangible assets is expected to continue in the future, management also excludes this expense when evaluating current performance, forecasting future results, measuring core operating results, and making operating and strategic decisions.

(c)
This reconciling item represents costs associated with acquisition-related activities. Acquisition and other related costs consist primarily of transaction and integration-related costs such as: professional fees for legal, accounting, tax, due diligence, valuation, and other related services; amortization of deferred compensation; consulting fees; required regulatory costs; certain employee, facility and infrastructure costs; and other related expenses. We believe that by excluding acquisition and other related costs, we provide investors with supplemental information that is useful in comparing our ongoing operating results from period to period and in evaluating our core operations and performance.

(d)
This reconciling item represents costs associated with our restructuring plans. During the first quarter of 2014, we initiated a plan to restructure certain of our operations following our December 5, 2013 acquisition of Net Optics, Inc. During the third quarter of 2014, we implemented a company-wide restructuring initiative to restructure our operations to better align our operating costs with our business opportunities. The restructuring costs associated with our restructuring plans primarily relate to employee termination benefits, lease exit costs and other related costs. We believe that by excluding restructuring costs, we provide investors with supplemental information that is useful in comparing our operating results from period to period and in evaluating our core operations and performance.

(e)
This reconciling item represents costs incurred related to (i) internal investigations and any related remediation efforts, (ii) the securities class action against the company and certain of its current and former officers and directors as well as a shareholder derivative action, and (iii) an SEC investigation. These costs consist primarily of legal and accounting fees, recruiting and consulting expenses, severance and retention costs, and other related expenses. We believe that by excluding these non-recurring costs, we are providing our investors with supplemental information that is useful in comparing our operating results from period to period and in evaluating our core operations and performance.

(f)
This adjustment represents the income tax effects of the reconciling items noted in footnotes (a), (b), (c), (d), and (e), as well as certain other non-cash income tax impacts such as changes in the valuation allowance relating to certain deferred tax assets.

(g)
This reconciling item for the non-GAAP diluted earnings per share calculation for the three months ended March 31, 2015 includes the impact of our convertible senior notes as these were anti-dilutive for the equivalent GAAP earnings per share calculations.

(h)
This adjustment represents the effects of stock-based compensation on diluted common equivalent shares outstanding as well as any adjustments required due to a change from a net loss to a net income position.